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                       FIRST FORTIS LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                 Lance R. Wilson
                                 Terry J. Kryshak
                                Ranell M. Jacobson
                                 Barbara R. Hege
                               Lesley G. Silvester
                                Allen R. Freedman
                                 Dale E. Gardner
                                Esther L. Nelson
                               Clarence E. Galston

DO HEREBY JOINTLY AND SEVERALLY AUTHORIZE Marianne O'Doherty, Christopher M. Grinnell, Richard J. Wirth, W. Michael Stobart, Jerry K. Scheinfeldt, Ellen Conlin, Shane E. Daly, John F. Kennedy and Sarah Patterson to sign as their agent any registration statement, pre-effective amendment, post-effective amendment and any application for exemptive relief or order of substitution for First Fortis Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with the variable annuity products reinsured with Hartford Life Insurance Company.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

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/s/ Lance R. Wilson                                                    Dated as of March 1, 2005
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Lance R. Wilson


/s/ Terry J. Kryshak                                                   Dated as of March 1, 2005
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Terry J. Kryshak


/s/ Ranell M. Jacobson                                                 Dated as of March 1, 2005
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Ranell M. Jacobson


/s/ Barbara R. Hege                                                    Dated as of March 1, 2005
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Barbara R. Hege


/s/ Lesley G. Silvester                                                Dated as of March 1, 2005
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Lesley G. Silvester


/s/ Allen R. Freedman                                                  Dated as of March 1, 2005
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Allen R. Freedman


/s/ Dale E. Gardner                                                    Dated as of March 1, 2005
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Dale E. Gardner


/s/ Esther L. Nelson                                                   Dated as of March 1, 2005
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Esther L. Nelson


/s/ Clarence E. Galston                                                Dated as of March 1, 2005
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Clarence E. Galston

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